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                      MERRILL LYNCH LIFE INSURANCE COMPANY

              MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT

                         SUPPLEMENT DATED APRIL 9, 2002
                                     TO THE
                         PROSPECTUSES DATED MAY 1, 2001
                                       FOR
                                 PORTFOLIO PLUS


                      ML LIFE INSURANCE COMPANY OF NEW YORK

                ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT

                         SUPPLEMENT DATED APRIL 9, 2002
                                     TO THE
                PROSPECTUSES DATED MAY 1, 1993 AND AUGUST 1, 1997
                                       FOR
                                 PORTFOLIO PLUS


        As you were previously notified by Supplement dated March 20, 2002, Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") intend to substitute Class A shares of the Large Cap Core Focus Fund of the Merrill Lynch Variable Series Funds, Inc. ("Variable Series Funds") for Class A shares of the Natural Resources Focus Fund of the Variable Series Funds.

        The substitutions are scheduled to occur after the close of business on April 30, 2002. Any contract value remaining invested in the Natural Resources Focus Fund at that time will be transferred to the Large Cap Core Focus Fund. Prior to the substitution, you may transfer your contract value invested in the Natural Resources Focus Fund to the other available subaccounts without restriction or charge. MLLIC and MLLICNY will not exercise any rights under the Contracts to impose any restrictions or charges on transfers until at least 30 days after the substitution.